                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K A
                                    (AMENDED)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 10, 2007
                        ---------------------------------
                        (Date of earliest event reported)

                       Syncronys Alternative Energy, Inc.
                          (Formerly Syncronys Softcorp)
                          -----------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                    0-25736            33-0653223
-------------------------------     -----------       -------------------
(State or other jurisdiction of     Commission         (I.R.S. Employer
 incorporation or organization)     File Number       Identification No.)

                              4990 Hwy 22, Suite E
                              Mandeville, LA 70471
               --------------------------------------------------
               (Address of principal offices, including Zip Code)

                                 (520) 603-6979
                                 --------------
              (Registrant's telephone number, including area code)

Item 1.01 Completion of a Material Definitive Agreement.

Amendment 1: Due to a reconciliation of the outstanding shares of the Company's pre-acquisition shareholder list, the financial statements, pro-forma financial statements and the number of shares issued for the following acquisition were revised. The following paragraphs contain the revisions to the issue of shares.

On July 2, 2007, the company entered into an agreement to acquire 100% of the common stock of two entities: Lectric Power Products, Inc., a Nevada corporation and Public Gas Company, a Nevada corporation. Lectric Power Products provides services and products to the wind and solar power generation industry in the US and abroad. Public Gas Company owns substantial natural gas reserves in Oklahoma.

The Company issued an acquisition payment of 399,996,584 restricted common shares to the private company shareholders of these two companies according to their distribution schedule, equal to 80% of the public company shares that would be outstanding after the acquisition.

Subsequent to the acquisition the Company has 499,995,730 outstanding common shares and no preferred shares outstanding. The company filed amended articles of incorporation with the Nevada Secretary of State for a change of name to "Syncronys Alternative Energy, Inc.; approval for authorization of 500,000,000 common shares; approval for authorization of 10,000,000 preferred shares; and a change for both to a stated capital of $.0001 par value. The Nevada Secretary of State approved the changes to the Company's Articles of Incorporation on July 27, 2007.

Item 2.01 Completion of Acquisition of stock.

Please see Item 1.01 of this current report.

Item 3.02 Unregistered Sales of Equity Securities.

Please see Item 1.01 of this current report.

Item 9.01 Financial Statements and Exhibits

Please see item 1.01 of this current report: Audited financial statements and pro-forma statements of Syncronys Alternative Energy, Inc. (formerly Syncronys Softcorp. shall be filed as soon as possible. Un-audited statements are attached

Exhibit 99.01

Stock Purchase Agreement between Syncronys Alternative Energy, Inc. (formerly Syncronys Softcorp) a Nevada public corporation and the shareholders of Lectric Power Products, Inc., a Nevada corporation and Public Gas Company, a Nevada corporation are attached as entered into the 2nd day of July, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Syncronys Alternative Energy, Inc.

By: /s/ Donald Rex Gay
    ----------------------------------------
    Donald Rex Gay, CEO and President


Date: September 10, 2007